Exhibit 10.5

*** Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separate with the Securities and Exchange Commission.

AMENDED AND RESTATED LICENSE AGREEMENT

July 18, 2011

This Amended and Restated License Agreement (the “Agreement”) by and between Orange 21 Inc. (“Licensee”) and Rose Colored Glasses LLC (“Licensor”) is effective as of the Effective Date and completely amends and restates that certain License Agreement between Licensee and Licensor dated May 12, 2010 (“Original Agreement”).

1.	Term – The term of this Agreement shall automatically terminate on March 31, 2012 (the “Term”). Upon expiration of the Term, neither party shall have any further obligations to the other party under this Agreement, provided that any provision of this Agreement that must survive such termination in order to give full effect to the intended application of such provision shall continue for such period of time as may reasonably be required.

2.	Territory – United States, Canada and Mexico and their respective territories and possessions. The Territory hereunder shall also include the European Union and China (referred to herein as the “Limited Territory”), provided that Licensee must get Licensor’s prior written consent to distribute Licensed Articles in the Limited Territory (except for the Approved Channels specified on “Exhibit C” which are hereby consented to), which consent shall not be unreasonably withheld, conditioned or delayed.

3.	Licensed Articles –

•	Glasses which are branded by, use and/or exploit the Licensed Property (as hereinafter defined), it being expressly understood and agreed that [***].

•

Except as provided in Section 12 below, all Licensed Articles shall be positioned and sold as competitive with and similar to, in all material respects (including quality, detail, workmanship [including construction techniques], pricing, type of retail outlets used for distribution, etc.), [***] glasses brands [***], and this shall be deemed to be part of the definition of “Licensed Article” hereunder.

4.	Grant of Rights –

•	Subject to the terms and conditions of this Agreement (including without limitation the approval provision herein below) and solely during the Term and in the Territory, Licensor grants Licensee:

(i)	the right to use Mary J. Blige’s (the “Artist”) name and approved likeness, image and other identifying characteristics (the “Artist Materials”) solely for approved uses in connection with the marketing and promotion of the Licensed Articles exploited hereunder; and

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

(ii)	the right to use the trademark “Melodies by MJB”, or such other name and/or mark furnished and approved by Licensor for use hereunder, solely in and in connection with the manufacture, exploitation and promotion of the Licensed Articles hereunder (such approved trademark referred to as the “Licensed Property”).

•

The rights granted herein shall extend only to Licensed Articles manufactured and held in inventory by Licensee, or its sublicensees, distributors and retailers as of the Effective Date, and to Licensed Articles manufactured after the Effective Date as a result of warranty claims and repairs. Licensee represents and warrants that as of the Effective Date, there are approximately [***] (not including Licensed Articles on order or in possession of its sublicensees, distributors and retailers), which have not yet been sold.

•

To the extent that any distributors or retailers continue to hold inventory of Licensed Articles as of the expiration of the Term, such distributors or retailers shall have the right to continue to promote and sell such existing inventory on a non-exclusive basis until such inventory is sold.

•

To the extent that Licensee continues to hold inventory of Licensed Articles as of the expiration of the Term, all right, title and interest in respect of such inventory shall automatically be transferred without charge to Licensor effective as of such date.

•	Any and all rights not expressly granted to Licensee hereunder are reserved by Licensor without limitation or further obligation (financial or otherwise) to Licensee.

5.	Ownership of Property – As between Licensor and Licensee, Licensor shall own all right, title and interest of any kind or nature in and to the following:

•	All Artist Materials and Licensed Property.

•

All creative aspects of the Licensed Articles and materials related thereto that are furnished and/or created by or on behalf of Licensee hereunder (the “LA Materials”), including without limitation, the logos, eyewear designs and/or promotional and marketing materials created hereunder. Licensor confirms that all logos currently used by Licensee have been approved by Licensor for use in connection with the Licensed Articles hereunder, which logos are referred to as an “Approved Logo”.

•

All other materials created and/or controlled by or on behalf of Licensee that are used to manufacture and/or produce the Licensed Articles hereunder; provided, however, [***]. Licensee will use commercially reasonable efforts to introduce Licensor to its manufacturer.

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

•	All such materials, including, without limitation, those set forth on “Exhibit A” hereto, shall be delivered to Licensor promptly following the last date of the Term of this Agreement.

6.	Clearance / Registration of Property

During the period ending on the earlier of (i) the date that Licensee sells all of its inventory of Licensed Articles, or (ii) the end of the Term (the “Sell-Off Period”):

•

Intellectual property counsel designated by Licensor (“Designated IP Counsel”), but engaged by Licensor and Licensee, shall be exclusively responsible for undertaking and obtaining any trademark and other required clearances and registrations for the Artist Materials and Licensed Property furnished by Licensor for use by Licensee hereunder, as well as any Approved Logo hereunder, in connection with the manufacture, distribution, exploitation and/or promotion of the Licensed Articles in the Territory hereunder (the “Initial IP Clearances”). Licensee shall advise Licensor in writing in the event any additional trademark or other clearances and/or registrations (i.e., other than the Initial IP Clearances) are required, if applicable, in connection with the manufacture, distribution, exploitation and/or promotion of the Licensed Articles in the Territory hereunder (collectively, the “Additional IP Clearances”), and Designated IP Counsel shall be exclusively responsible for undertaking and obtaining any such Additional IP Clearances promptly following receipt of notice requesting the same.

•

Licensee shall be responsible for the costs and expenses associated with all trademark and other clearances and registrations described in the paragraph above (the “IP Clearance Costs”), including (for the avoidance of doubt) any IP Clearance Costs incurred prior to the Effective Date of this Agreement. Accordingly, Licensee shall either (i) pay for such IP Clearance Costs directly or (ii) in the event Licensor and/or Artist pays for any IP Clearance Costs, reimburse Licensor and/or Artist (as applicable) for such IP Clearance Costs within thirty (30) days following receipt of documentation evidencing the same.

•

Notwithstanding the foregoing, at all times during and after the Term, all trademark and other required clearances and registrations undertaken pursuant to this Agreement shall be solely owned by, and cleared and/or registered in the name of, Licensor, Artist and/or their respective designee(s), as applicable.

7.	Payments –

•	Licensee shall pay Licensor the amount of $1,500,000, payable as follows:

(i)	Licensee shall pay to Licensor the nonreturnable amount of $1,000,000 in cash immediately following execution of this Agreement by wire transfer to an account designated in writing by Licensor (the “Initial Payment”).

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

(ii)	Upon execution of this Agreement Licensee shall cause Orange 21 North America, Inc.(“Orange”) to deliver to Licensor a promissory note in the form attached hereto as “Exhibit B” in the principal amount of $500,000, due and payable on March 31, 2012 (the “Note”).

•

Notwithstanding any provision to contrary contained herein, this Agreement shall not be effective until Licensee has delivered the Initial Payment and the Note to Licensor. The date that such condition is fulfilled is referred to herein as the “Effective Date.”

8.	Release –

•

Licensor, on behalf of itself and Artist, acknowledges that the amounts set forth in Section 7 are in full and complete satisfaction of any and all amounts due or to become due and payable to Licensor under the Original Agreement and for all rights and licenses granted to Licensee in connection with this Agreement.

•

Except for the obligations set forth in this Agreement, each of the parties (including Artist) is fully released from any and all obligations that either of them had or might have had by virtue of having entered into the Original Agreement, and neither of them shall be obligated in any way further to the other by virtue of having entered into the Original Agreement. The parties acknowledge that, other than the Original Agreement, no other agreement, written or oral existed between the parties prior to entering into this Agreement. No provision of the Original Agreement shall survive beyond the Effective Date.

•

Any and all claims either of the parties had or might have had against the other by virtue of having entered into the Original Agreement shall be, and hereby are, released, relinquished and satisfied in full. As of the Effective Date, each party hereto fully and unconditionally waives, releases and forever discharges the other party and its respective successors, assigns, affiliates, officers, directors, shareholders, employees, members, partners, representatives and agents (including Artist) from all of their respective duties, obligations and liabilities arising from or connected in any way with the Original Agreement, and the parties’ acts or omissions with respect thereto.

•

Each party expressly understands and acknowledges that the foregoing release is intended to be a mutual general release and that it is possible that unknown losses or claims exist and each party represents and warrants that this uncertainty was taken into account in the execution of this Agreement.

9.	Licensee’s Other Obligations –

•

Subject to the terms and conditions of this Agreement, Licensee shall be solely responsible for the design, manufacture, distribution, exploitation, promotion and sale of the Licensed Articles hereunder, which shall be completed (whether directly or through a third party) in each instance in accordance with all applicable federal, state, provincial, local and municipal laws, orders and regulations (including without limitation, with respect to human rights and labor standards).

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

•	Licensee shall be [***] responsible for [***] costs and expenses associated with the [***] of the Licensed Articles [***].

10.	Intentionally deleted.

11.	Approvals – Licensee represents, to the best of its knowledge, that all aspects of the Licensed Articles and the packaging thereof (including without limitation, the glasses designs, logo design and placement, product selection, prototypes, pre-production samples, packaging, labels, tags, colorways, etc.) and all advertising, marketing, promotion and publicity plans and materials (including, brand website/microsite [if any], proposed uses and placement of ads, etc.) used to date or in existence as of the Effective Date have been approved by Licensor; provided, however, that the parties hereto acknowledge and agree that the foregoing shall not be in limitation of Licensor’s approval rights as set forth in this Agreement including without limitation pursuant to the next two (2) sentences. Licensee shall not use and/or exploit any materials that have not been approved by Licensor hereunder, such approval not to be unreasonably withheld. Licensor and Artist shall have complete and final approval over any and all proposed uses of Artist’s name, image, voice, likeness and/or other identifying characteristic. For sake of clarity, Licensor acknowledges that it has previously approved (i) the Licensed Articles depicted at www.melodiesbymjb.com as of the Effective Date (including the ten sunglass styles depicted therein and also listed on “Exhibit A”), and (ii) the five Licensed Articles listed on “Exhibit A” representing additional sunglass styles and samples (“Approved Materials”).

12.	Inventory / Closeouts. The parties acknowledge that (i) there are or may be quantities of the Licensed Articles that Licensee has been or will be unable to sell in accordance with Section 3 above after the exercise of commercially reasonable efforts to do so which remain in inventory, and (ii) Licensee may sell such inventory at a discount (such discounted Licensed Articles, “Closeouts”) solely through the approved distribution channels listed on “Exhibit C” attached hereto (“Approved Channels”). Licensee may also sell through channels similar to those listed on “Exhibit C” with Licensor’s prior written consent (such consent not to be unreasonably withheld, conditioned, or delayed) and such channels once approved in writing by Licensor shall be deemed to be added to the list of Approved Channels. Notwithstanding the foregoing, Licensee shall not distribute Licensed Articles through the distribution channels listed on “Exhibit D” attached hereto (“Non-Approved Channels”). In the event that Licensee sells Closeouts at a wholesale price of $[***] per unit or less, Licensee shall not, directly or indirectly, [***].

13.	Exclusivity – During the period ending on the earlier of (i) December 31, 2011 or (ii) the date that Licensee sells all of its inventory of Licensed Articles (the “Exclusivity Period”), Licensor and Artist may enter into an agreement with a third party for the license of Artist Materials and/or the Licensed Property in connection with the design, creation, manufacturing, distribution, marketing and/or promotion of glasses; provided, however, that such glasses (other than Entertainment Glasses) may not be marketed, promoted, or sold during the Sell-Off Period in the Territory.

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

14.	Insurance – Licensee agrees to carry and maintain throughout the Term and for two years thereafter (the “Insurance Term”), with an insurance carrier having a rating of A or better according to Best’s Insurance Reports, a broad form Comprehensive General Liability Insurance Policy written on an occurrence basis covering its activities with respect to the Licensed Articles which includes but is not limited to coverage for contractual liability, premises operations, products liability, personal injury and advertising injury liability and broad form property damage liability, with limits of liability of at least two million dollars ($2,000,000) per occurrence and five million dollars ($5,000,000) in the annual aggregate. Licensee shall cause such policies throughout the Insurance Term to name Licensor and its officers, directors, members and affiliates (including Artist, Tinted, Jimmy Iovine and Paul Wachter) as additional insureds.

15.	Indemnity –

•

Licensor shall indemnify, defend and hold harmless Licensee and its parent, subsidiary, affiliated and related entities and their respective officers, directors, members, managers and shareholders from and against any and all losses, liabilities, damages, costs and/or expenses (including without limitation, reasonable outside attorney’s fees and expenses) in connection with any third party claims solely to the extent arising out of or relating to (i) a breach by Licensor of its representations, warranties, covenants or agreements contained in this Agreement or (ii) the use and/or exploitation by Licensee, to the extent approved by Licensor hereunder, of the Artist Materials furnished by Licensor for use by Licensee hereunder. For the avoidance of doubt, Licensor’s indemnity pursuant to this paragraph shall not apply to any claims related to the Licensed Property (“LP Claims”). Accordingly, it is expressly understood and agreed that both during and after the Term, Licensee agrees that neither Licensee, nor any person and/or entity deriving rights through Licensee, shall commence, institute or prosecute any lawsuits, actions or other proceedings against any Licensor Indemnitee(s) (as defined below) related to the use and/or exploitation of the Licensed Property as permitted hereunder.

•

Licensee shall indemnify, defend and hold harmless Licensor and its parent, subsidiary, affiliated and related entities and their respective officers, directors, members, managers and shareholders [***] (“Licensor Indemnitees”) from and against any and all losses, liabilities, damages, costs and/or expenses (including without limitation, reasonable attorney’s fees and expenses) in connection with any third party claims arising out of or related to (i) any breach by Licensee of any representation, warranty, obligation or agreement contained in this Agreement and/or (ii) any use and/or exploitation by Licensee of any of the rights granted herein, including without limitation, the design, development, manufacture, distribution, exploitation, promotion, use and/or sale of the Licensed Articles (except to the extent covered by the indemnity provided by Licensor hereinabove).

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

16.	Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY (OR ITS OFFICERS, DIRECTORS, SHAREHOLDERS, MANAGERS, MEMBERS, EMPLOYEES, AGENTS OR REPRESENTATIVES) BE LIABLE TO THE OTHER PARTY (OR ITS OFFICERS, DIRECTORS, SHAREHOLDERS, MANAGERS, MEMBERS, EMPLOYEES, AGENTS OR REPRESENTATIVES) FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS. THE FOREGOING LIMITATIONS WILL NOT APPLY TO DAMAGES RESULTING FROM A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS PURSUANT TO PARAGRAPH 17 BELOW.

17.	Confidentiality – Licensee shall maintain in confidence any information contained in this Agreement and/or any non-public information learned about Artist and/or Licensor, whether personal or business related information, except as required by law (including, without limitation, U.S. securities laws or rules of any securities exchange).

18.	Choice of Law – This Agreement shall be construed and enforced in accordance with the laws of the State of New York without reference to conflict of law principles.

19.	Assignment – This Agreement shall inure to the benefit of and shall be binding upon the parties hereto, and their respective successors and assigns. Notwithstanding the foregoing, Licensee may not assign or sublicense any of its rights or obligations hereunder to any person and/or entity without Licensor’s prior written consent, whether directly or indirectly pursuant to a merger, consolidation, asset sale, stock sale or otherwise, except that Licensee may assign or sublicense this Agreement to Orange.

20.	Notices – Any notice, payment or other form of communication will be duly made when personally delivered to the party to be notified, or when sent by facsimile, overnight courier (e.g., FedEx or UPS), or sent via certified mail (return receipt requested), to the address set forth below or to such other addresses a party may designate by notice pursuant hereto. Notices, payments and other forms of communication shall be sent to:

If to Licensee or Orange:

Orange 21 Inc.

2070 Las Palmas Drive

Carlsbad, CA 92011

Attn: Chief Executive Officer,

with a copy to: Chief Financial Officer

Facsimile: (760) 804-8442

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

If to Licensor:

Rose Colored Glasses LLC

c/o [***]

[***]

[***]

Attn: [***]

Facsimile: [***]

With a copy to each of:

Rose Colored Glasses LLC

c/o [***]

[***]

[***]

Attn: [***]

Facsimile: [***]

And

[***]

[***]

[***]

Attn: [***]

Facsimile: [***]

All notices, submissions for approval, demands and other communications required to be given to a party hereunder in writing shall be deemed to have been duly given if personally delivered, sent by a nationally recognized overnight courier, transmitted by facsimile or e-mail, or mailed by registered or certified mail (postage prepaid, return receipt requested) to such party at the relevant street address, facsimile number or email address set forth below (or at such other street address, facsimile number or e-mail address as such party may designate from time to time by written notice in accordance with this provision):

21.	No Joint Venture – Neither party shall be deemed to be an agent, employee, partner, joint employer or joint venture of the other party.

22.	Affiliated Transactions. Expect as provided herein, Licensee agrees that it shall not sell and/or distribute Licensed Articles hereunder to any person and/or entity that controls, is controlled by or is under common control with Licensee and/or its principals, officers, directors or employees without obtaining Licensor’s prior written consent in each instance.

23.	Publicity. Licensee shall consult with Licensor prior to issuing any official press release or other public announcement regarding the signing of this Agreement or the transactions contemplated thereby, and shall not issue any such press release or make any such public statement without the prior consent of Licensor (which consent shall not be unreasonably withheld or delayed), except as required by law (including, without limitation, U.S. securities laws or rules of any securities exchange).

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

24.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Facsimile or other electronic transmissions or photocopies of any signed original counterpart of this Agreement shall be deemed the same as the delivery of a manually executed counterpart of this Agreement.

25.	Entire Agreement. The terms and provisions contained in this Agreement and the exhibits hereto constitute the entire agreement between the parties on the subject matter hereof and supersede and revoke all previous communications, negotiations, representations, agreements or understandings (including, without limitation, the Original Agreement), either oral or written between the parties hereto or any predecessors in interest thereof with respect to the subject matter hereof. No agreement or understanding varying or extending this Agreement will be binding upon either party hereto, unless in a writing which specifically refers to this Agreement, and signed by duly authorized officers or representatives of the respective parties.

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

The parties hereto agree that the provisions of this Agreement shall be legally binding on the parties hereto.

AGREED AND ACCEPTED: ORANGE 21, INC.		AGREED AND ACCEPTED: ROSE COLORED GLASSES LLC

By:	/s/ Carol A. Montgomery	By:	/s/ Mary J. Blige
Name:	Carol A. Montgomery		Name: Mary J. Blige
Title:	Chief Executive Officer		Title: Member

		By:	/s/ Tinted Partners LLC
Name: Tinted Partners LLC
Title: Member

AGREED AND ACCEPTED to the extent the foregoing Agreement applies to the undersigned: ORANGE 21 NORTH AMERICA, INC.

By:	/s/ Carol A. Montgomery
Name:	Carol A. Montgomery
Title:	Chief Executive Officer

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit A

Licensor Owned Property and Approval Materials

Domain name and website located at www.melodiesbymjb.com (which shall be transferred to Licensor in accordance with Section 5)

Currently on website at www.melodiesbymjb.com:

1. Showtime

2. Red Carpet

3. MJ’s

4. Incognito

5. Uptown

6. AKA

7. Paparazzi

8. Encore

9. Backstage

10. Broadway

Not currently on website:

11. [***]

12. [***]

13. [***]

Samples at Manufacturer:

14. [***]

15. [***]

Photos of above Licensed Articles are attached.

The following are rough estimates of the quantities of Licensed Articles by SKU in inventory as provided in Section 4 and are not a representation of the quantities that will be returned to Licensor at the end of the Term :

Item Number	Item Description	UPC	Quantity
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
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[***]	[***]		[***]
[***]	[***]		[***]
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[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
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[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit B

Promissory Note

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit C

Approved Distribution Channels

Brick and Mortar – Approved

[***]

[***]

[***]

[***]

[***]

[***]

[***]

On-Line Member Only – Approved

[***]

[***]

[***]

Multimedia – Approved

[***]

[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit D

Non-Approved Distribution Channels

Brick and Mortar – Non Approved

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

On-Line – Non Approved

[***]

[***]

[***]